SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 3, 2014 (December 23, 2013)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01. Completion of Acquisition or Disposition of Assets.

Explanatory Note
On December 23, 2013, National Health Investors, Inc. (“we,” “our,” “us” and the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) announcing the December 23, 2013 acquisition by NHI-REIT of Next House, LLC (“NextHouse”), our wholly-owned subsidiary, of a portfolio of 25 independent living facilities located in 12 states, for a total cash purchase price of $491 million, plus reimbursement to Holiday Acquisition Holdings LLC (“Holiday”) of $1.5 million for certain specified transaction costs, pursuant to the purchase agreement (the “Purchase Agreement”) between NextHouse and certain subsidiaries of Holiday dated November 18, 2013 which was previously announced and disclosed in the Company’s Current Report on Form 8-K that was filed with the SEC on November 19, 2013. In connection with the completion of the acquisition, accounted for as an asset purchase for financial reporting purposes, NextHouse leased the portfolio of 25 independent living facilities to NH Master Tenant, LLC (“Holiday Tenant”), a wholly-owned subsidiary of Holiday AL Holdings LP, the guarantor of the obligations ("Guarantor") under our lease to Holiday Tenant. Holiday AL Holdings LP is an indirect wholly-owned subsidiary of Holiday. The master lease between the Company and Holiday Tenant was dated December 23, 2013.

Pursuant to the Securities Exchange Act of 1934, as amended, on February 14, 2014, we amended the Initial Report to provide the financial statements of the Guarantor and pro forma financial information required by Item 9.01 of Form 8-K. We hereby amend the Initial Report to provide the financial statements of the portfolio of 25 independent living facilities acquired by our wholly-owned subsidiary, NextHouse. This amendment, and the previous amendment referred to above, should be read in conjunction with the Initial Report.

Item 9.01.   Financial Statements and Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index and is incorporated herein by reference.

(a)	Combined Financial Statements
NHI Portfolio
Combined Financial Statements for the nine months ended September 30, 2013 (unaudited)
Notes to Combined Financial Statements
Report of Independent Auditors
Combined Financial Statements for the years ended December 31, 2012, 2011 and 2010
Notes to Combined Financial Statements

(b)     Not applicable.

(c)    Not applicable.

(d)     Exhibits.

Number	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Auditors.

(a)    Combined Financial Statements

Combined Financial Statements NHI Portfolio For the Nine Month Period Ended September 30, 2013

NHI Portfolio
Combined Financial Statements
For the Nine Month Period Ended September 30, 2013
Contents

Combined Balance Sheets	1

Combined Statements of Operations	2

Combined Statement of Changes in Equity	3

Combined Statements of Cash Flows	4

Notes to Combined Financial Statements	5

NHI Portfolio

Combined Balance Sheets
(In Thousands)

	September 30,	December 31,
	2013	2012
	(Unaudited)
Assets
Investment in real estate:
Land and land improvements	$67,753	$67,579
Building and building improvements	382,389	382,344
Equipment	23,576	22,008
	473,718	471,931
Less accumulated depreciation	(85,034)	(76,050)
	388,684	395,881
Cash and cash equivalents	11	11
Cash and escrow deposits – restricted	3,396	2,405
Accounts receivable, net	213	713
Prepaid expenses and other assets, net	3,066	4,007
Resident lease and other intangibles, net	6,266	6,406
Deferred loan costs, net	163	457
Total assets	$401,799	$409,880

Liabilities and equity
Mortgage notes payable	$325,422	$350,219
Accounts payable and accrued expenses	5,231	4,468
Accrued interest payable	1,275	1,425
Prepaid rent and deferred revenue	3,344	2,389
Tenant security deposits	503	620
Total liabilities	335,775	359,121

Equity	66,024	50,759
Total liabilities and equity	$401,799	$409,880

See accompanying notes to combined financial statements.

1

NHI Portfolio

Combined Statements of Operations
(Unaudited, In Thousands)

	Nine Month Period Ended
	September 30,
	2013	2012
Revenue
Resident fees	$52,249	$47,810

Expenses
Facility operating expenses	27,005	27,583
Property management fee	1,829	1,673
Depreciation and amortization	9,124	9,410
Total expenses	37,958	38,666

Operating income	14,291	9,144

Interest expense:
Interest incurred	(14,993)	(15,031)
Amortization of deferred loan costs	(294)	(294)
Prepayment penalty and exit fees	(826)	–
Net loss	$(1,822)	$(6,181)

See accompanying notes to combined financial statements.

2

NHI Portfolio

Combined Statement of Changes in Equity
(Unaudited, In Thousands)

Nine Month Period Ended September 30, 2013

Total
Equity

Balance at January 1, 2013	$50,759
Net loss	(1,822)
Distributions	(10,516)
Contributions	27,603
Balance at September 30, 2013	$66,024

See accompanying notes to combined financial statements.

3

NHI Portfolio

Combined Statements of Cash Flows
(Unaudited, In Thousands)

	Nine Month Period Ended
	September 30,
	2013	2012
Operating activities
Net loss	$(1,822)	$(6,181)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation and amortization	9,124	9,410
Bad debt expense	336	493
Amortization of deferred loan costs	294	294
Amortization of resident incentives, net	1,085	115
Non-refundable community fees, deferred	1,145	377
Changes in operating assets and liabilities:
Cash and escrow deposits – restricted	(991)	(852)
Accounts receivable, net	164	1,249
Prepaid expenses and other assets	(144)	22
Accounts payable and accrued expenses	613	1,430
Tenant security deposits	(117)	(170)
Prepaid rent	(190)	(62)
Net cash provided by operating activities	9,497	6,125

Investing activities
Additions to investment in real estate	(1,787)	(2,092)
Cash used in investing activities	(1,787)	(2,092)

Financing activities
Repayment of debt	(24,797)	–
Distributions	(10,516)	(4,033)
Contributions	27,603	–
Net cash used in financing activities	(7,710)	(4,033)

Net change in cash and cash equivalents	–	–
Cash and cash equivalents at beginning of year	11	11
Cash and cash equivalents at end of year	$11	$11

Supplemental disclosure of cash flow information
Cash paid for interest	$15,143	15,085

See accompanying notes to combined financial statements.

4

NHI Portfolio
Notes to Combined Financial Statements
For the Nine Month Period Ended September 30, 2013
(Unaudited, In Thousands)
1. Formation and Description of Operations
The NHI Portfolio (the Company) represents the 25 independent living senior housing communities (the Communities) acquired by National Health Investors (NHI) on December 23, 2013 (see Note 9) from certain subsidiaries of Harvest Facility Holdings LP (Harvest). Harvest is owned by Holiday Acquisition Holdings LLC (Holiday Acquisition, a limited liability company and a wholly owned subsidiary of investment funds managed by affiliates of Fortress Investment Group LLC). As of September 30, 2013, the Communities consist of 2,794 apartment and townhouse units (unaudited), located in 12 states.
2. Summary of Significant Accounting Policies
The accompanying unaudited combined financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.
In the opinion of management, all adjustments (consistent of normal recurring accruals) and certain reclassifications considered necessary for a fair presentation have been included. Certain reclassifications have been made to the prior period financial statements in order to conform to the current year presentation. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.
Use of Estimates
The preparation of the combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosed in the combined financial statements and accompanying notes. Estimates are used for, but not limited to, the allocation of purchase price to tangible and intangible assets and liabilities, the evaluation of asset impairments, insurance reserves, depreciation and amortization, allowance for doubtful accounts, and other contingencies. Actual results could differ from those estimates and assumptions.

5

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

2. Summary of Significant Accounting Policies (continued)
Investment in Real Estate and Related Intangibles
In business combinations, the Company recognizes all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value. In addition, the Company is required to expense acquisition-related costs as incurred, value noncontrolling interests at fair value at the acquisition date and expense restructuring costs associated with an acquired business.
The Company allocates the purchase price of properties to net tangible and identified intangible assets acquired based on their fair values. In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property, own internal analysis of recently acquired and existing comparable properties in our portfolio and other market data. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair value of the tangible and intangible assets acquired.
Identified net tangible and finite lived intangible assets are amortized over their estimated useful lives or contractual lives, which are as follows:

Asset Categories	Estimated Useful Life (In Years)

Building and building improvements	15-40
Land improvements	15
Equipment	3-10
Resident lease intangibles	3-40

6

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

2. Summary of Significant Accounting Policies (continued)
Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Renovations and upgrades that improve and/or extend the life of the assets are capitalized and depreciated over their estimated useful lives. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets held for use is assessed by a comparison of the carrying amount of the asset to the estimated future undiscounted net cash flows expected to be generated by the asset. If estimated future undiscounted net cash flows are less than the carrying amount of the asset, then the fair value of the asset is estimated. The impairment expense is determined by comparing the estimated fair value of the asset to its carrying value, with any excess carrying value recognized as an expense in the current period. No impairment charges were recorded during the periods presented herein.
Property sales or dispositions are recorded when title transfers to unrelated third parties, contingencies have been removed and sufficient cash consideration has been received by the Company. Upon disposition, the related costs and accumulated depreciation are removed from the respective accounts and any gain or loss on sale is recognized.
Cash and Cash Equivalents
Cash and cash equivalents consist of cash and highly liquid short-term investments with original maturities of three months or less from the date of purchase.
Harvest uses a centralized approach to cash management. All cash generated by the Communities is transferred to Harvest and Harvest funds operating and investing activities for the Communities as needed. Cash transfers from the 25 Communities to Harvest are treated as distributions in the accompanying combined financial statements.

7

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

2. Summary of Significant Accounting Policies (continued)
Cash and Escrow Deposits - Restricted
Cash and escrow deposits - restricted consist principally of deposits required by the lender pursuant to the applicable debt agreement to fund future property expenditures, certain resident security deposits held in trusts and as collateral for letters of credit. A summary is as follows:

	September 30, 2013	December 31, 2012

Tenant/resident security deposits	$210	$288
Property tax and other lender-required reserves	3,186	2,117
Total	$3,396	$2,405

Allowance for Doubtful Accounts
Allowance for doubtful accounts are recorded by management based upon the Company’s historical write-off experience, analysis of accounts receivable aging, and historic resident payment trends.
Management reviews material past due balances on a monthly basis. Account balances are charged off against the allowance when management determines it is probable that the receivable will not be recovered. Allowance for doubtful accounts was $481 and $1,571 at September 30, 2013 and December 31, 2012, respectively.
Deferred Loan Costs
Deferred loan costs include direct costs to obtain financing. Such costs are deferred and amortized using the straight-line method, which approximates the level-yield method, over the terms of the underlying debt agreements.
Revenue Recognition
Resident fee revenue is recorded as it becomes due as provided for in the residents’ lease agreements. Residents’ agreements are generally for a term of 30 days with resident fees due monthly in advance.

8

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

2. Summary of Significant Accounting Policies (continued)
Certain communities have residency agreements that require the resident to pay an upfront fee prior to occupying the community. Community fees are non-refundable after a stated period (typically 90 days) and are initially recorded as deferred revenue and recognized on a straight-line basis as part of resident fee revenue over an estimated three-year average stay of the residents in the communities. Deferred revenue totaled $2,580 and $1,435 at September 30, 2013 and December 31, 2012.
Certain residency agreements provide for free rent or incentives for a stated period of time. Incentives are initially recorded in other assets and recognized on a straight-line basis as a reduction of resident fee revenue over an estimated three-year average stay of the residents in the communities.
Income Taxes
All Communities within the combined portfolio are operated as limited partnerships or limited liability companies; thus, all federal and, substantially, all state income taxes are recorded by the owners. Accordingly, the Company does not provide for or record a provision for federal income taxes. Certain state and local jurisdictions may impose an income tax on the Company.
Fair Value of Financial Instruments
Cash and cash equivalents and cash and escrow deposits - restricted are reflected in the accompanying combined balance sheets at amounts considered by management to reasonably approximate fair value. Management estimates the fair value of its long-term debt using a discounted cash flow analysis based upon the Company’s current borrowing rate for debt with similar maturities and collateral securing the indebtedness. The Company had outstanding debt with a carrying value of $325.4 million and $350.2 million as of September 30, 2013 and December 31, 2012, respectively (see Note 5). As of September 30, 2013 and December 31, 2012 the carrying value of debt approximated the fair value, based upon a Level 3 valuation.

9

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

2. Summary of Significant Accounting Policies (continued)
The Company follows the provisions of Accounting Standards Codification (ASC) 820, Fair Value Measurement, when valuing its financial instruments. The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market-priced assumptions in fair value measurements, the statement establishes a fair value hierarchy that distinguishes between market-participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Level 1 and Level 2 of the hierarchy) and the reporting entity’s own assumptions about market-participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).
Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity.
In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level of input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

10

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)
3. Resident Lease and Other Intangibles, Net
At September 30, 2013 and December 31, 2012, resident lease and other intangibles, net were as follows:

Resident Lease and Other Intangibles, Net

Balance at December 31, 2012	$6,406
Amortization	(140)
Balance at September 30, 2013	$6,266

4. Other Balance Sheet Data
Prepaid expenses and other assets, net consisted of the following as of September 30, 2013 and December 31, 2012:

	September 30, 2013	December 31, 2012

Deferred rent incentives, net	$2,550	$3,635
Other assets	516	372
Total	$3,066	$4,007

Accounts payable and accrued expenses consisted of the following as of September 30, 2013 and December 31, 2012:

	September 30, 2013	December 31, 2012

Trade and accrued payables	$1,213	$1,326
Salaries and benefits	1,237	1,092
Property taxes	1,337	510
Insurance reserves	1,360	1,444
Other	84	96
Total	$5,231	$4,468

11

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

5. Mortgage Notes Payable
Mortgage notes payable consisted of the following:

	September 30, 2013	December 31, 2012
Loan Pool due March 2014; interest rate of 5.64%; payable interest only until maturity; secured by twenty-five facilities(1)	$325,422	$350,219

(1)
As of September 30, 2013 and December 31, 2012, Harvest was the debtor on a pooled mortgage note agreement totaling $1,398,710 and $1,612,861, respectively, collateralized by certain Harvest owned facilities including the Communities. The mortgage note payable allocated to the Communities and included in the combined financial statements was the portion of the pooled mortgage note where the underlying property owning entities for the Communities were the primary obligors.

In September 2013, Harvest paid off a portion of the above pooled mortgage note and as a result, the remaining obligation was reallocated to the remaining Harvest facilities which decreased the mortgage note payable on the Communities by $24,797.
In connection with the sale of the Communities (see Note 9), Harvest repaid an additional portion of the pooled loan discussed above which resulted in full satisfaction of all mortgage note payable outstanding specific to the Communities and the Communities were released as collateral for the remaining Harvest outstanding pooled mortgage note payable.
The Company remains in compliance with all of its mortgage note payable and lease agreements (including the financial covenants contained therein).
6. Insurance
Harvest obtains various insurance coverages from commercial carriers at stated amounts as defined in the applicable policies. Losses related to deductible amounts are accrued based on management’s estimate of expected losses plus incurred but not reported claims. As of September 30, 2013 and December 31, 2012, the Company accrued $1,360 and $1,444, respectively, for the expected future payment of deductible amounts specific to the NHI Portfolio, which is included in accounts payable and accrued expenses in the accompanying combined balance sheets.

12

NHI Portfolio
Notes to Combined Financial Statements (continued)
(Unaudited, In Thousands)

7. Management Fees
Harvest charges the Communities a management fee equal to 3.5% of resident fees revenue covering employee and other overhead costs attributable to managing the Communities. Such fee is presented as property management fee expense in the accompanying combined statements of operations.
8. Commitments and Contingencies
In the normal course of business, the Company is involved in legal actions arising from the ownership and operation of the business. In management’s opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a material adverse effect on the combined financial position, operations or liquidity of the Company.
9. Subsequent Events
The Company has evaluated its subsequent events through February 27, 2014, the date the Company’s combined financial statements for the nine month period ended September 30, 2013 were available for issuance.
On December 23, 2013, NHI acquired the Communities from Harvest for a purchase price totaling $491,000. In conjunction with the sale, Harvest paid down debt of $325,422 with proceeds from the sale. The Communities were subsequently leased to subsidiaries of Holiday AL Holdings LP (the Partnership), a wholly owned subsidiary of Holiday Acquisition. The Partnership will operate the Communities pursuant to 17-year leases. The minimum lease payments are initially $31,915, and such amount is subject to certain defined increases throughout the lease term.

13

Combined Financial Statements NHI Portfolio Years Ended December 31, 2012, 2011, and 2010 With Report of Independent Auditors

1402-1205117

NHI Portfolio
Combined Financial Statements
Years Ended December 31, 2012, 2011, and 2010

Contents

Report of Independent Auditors	1

Combined Financial Statements

Combined Balance Sheets	2

Combined Statements of Operations	3

Combined Statement of Changes in Equity	4

Combined Statements of Cash Flows	5

Notes to Combined Financial Statements	6

Report of Independent Auditors
Owners
NHI Portfolio
We have audited the accompanying combined financial statements of NHI Portfolio (the Company), which comprise the combined balance sheets as of December 31, 2012 and 2011, and the related combined statements of operations, changes in equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the combined financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Company at December 31, 2012 and 2011, and the combined results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Chicago, Illinois
February 27, 2014

NHI Portfolio

Combined Balance Sheets
(In Thousands)

	December 31,
	2012	2011
Assets
Investment in real estate:
Land and land improvements	$67,579	$67,490
Building and building improvements	382,344	382,073
Equipment	22,008	19,741
	471,931	469,304
Less accumulated depreciation	(76,050)	(63,751)
	395,881	405,553

Cash and cash equivalents	11	11
Cash and escrow deposits – restricted	2,405	2,557
Accounts receivable, net	713	2,164
Prepaid expenses and other assets, net	4,007	4,390
Resident lease and other intangibles, net	6,406	6,594
Deferred loan costs, net	457	849
Total assets	$409,880	$422,118

Liabilities and equity
Mortgage notes payable	$350,219	$350,219
Accounts payable and accrued expenses	4,468	4,588
Accrued interest payable	1,425	1,425
Prepaid rent and deferred revenue	2,389	1,401
Tenant security deposits	620	854
Total liabilities	359,121	358,487

Equity	50,759	63,631
Total liabilities and equity	$409,880	$422,118

See accompanying notes to combined financial statements.

NHI Portfolio

Combined Statements of Operations
(In Thousands)

	Years Ended December 31,
	2012	2011	2010
Revenue
Resident fees	$65,559	$62,869	$59,672

Expenses
Facility operating expenses	36,624	34,250	32,355
Property management fee	2,295	2,200	2,089
Depreciation and amortization	12,487	14,112	14,842
Total expenses	51,406	50,562	49,286

Operating income	14,153	12,307	10,386

Interest expense:
Interest incurred	(20,078)	(20,025)	(20,074)
Amortization of deferred loan costs	(392)	(392)	(392)
Net loss	$(6,317)	$(8,110)	$(10,080)

See accompanying notes to combined financial statements.

NHI Portfolio

Combined Statements of Changes in Equity

For the Years Ended December 31, 2012, 2011 and 2010
(In Thousands)

Total
Equity

Balance at January 1, 2010	$85,015
Net loss	(10,080)
Distributions	(1,190)
Balance at December 31, 2010	73,745
Net loss	(8,110)
Distributions	(2,004)
Balance at December 31, 2011	63,631
Net loss	(6,317)
Distributions	(6,555)
Balance at December 31, 2012	$50,759

See accompanying notes to combined financial statements.

NHI Portfolio

Combined Statements of Cash Flows
(In Thousands)

	Years Ended December 31,
	2012	2011	2010
Operating activities
Net loss	$(6,317)	$(8,110)	$(10,080)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	12,487	14,112	14,842
Bad debt expense	653	300	194
Amortization of deferred loan costs	392	392	392
Amortization of resident incentives, net	386	(839)	(906)
Non-refundable community fees, deferred	607	(68)	(663)
Changes in operating assets and liabilities:
Cash and escrow deposits – restricted	152	(126)	225
Accounts receivable, net	798	(1,851)	(708)
Prepaid expenses and other assets	(4)	35	(27)
Accounts payable and accrued expenses	(120)	431	503
Tenant security deposits	(234)	(316)	(496)
Prepaid rent	382	199	215
Net cash provided by operating activities	9,182	4,159	3,491

Investing activities
Additions to investment in real estate	(2,627)	(2,380)	(2,413)
Cash used in investing activities	(2,627)	(2,380)	(2,413)

Financing activities
Distributions	(6,555)	(2,004)	(1,190)
Cash used in financing activities	(6,555)	(2,004)	(1,190)

Net (decrease) in cash and cash equivalents	–	(225)	(112)
Cash and cash equivalents at beginning of year	11	236	348
Cash and cash equivalents at end of year	$11	$11	$236

Supplemental disclosure of cash flow information
Cash paid for interest	$20,078	$20,025	$20,018

See accompanying notes to combined financial statements.

NHI Portfolio
Notes to Combined Financial Statements
(In Thousands)
December 31, 2012
1. Basis of Presentation
The NHI Portfolio (the Company) represents the 25 independent living senior housing communities (the Communities) acquired by National Health Investors (NHI) on December 23, 2013 (see Note 9) from certain wholly owned subsidiaries of Harvest Facility Holdings LP (Harvest). Harvest is owned by Holiday Acquisition Holdings LLC (Holiday Acquisition, a limited liability company and a wholly owned subsidiary of investment funds managed by affiliates of Fortress Investment Group LLC). As of December 31, 2012, the Communities consist of 2,794 apartment and townhouse units (unaudited), located in 12 states.
2. Summary of Significant Accounting Policies
The combined financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The significant accounting policies are summarized below.
Use of Estimates
The preparation of the combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosed in the combined financial statements and accompanying notes. Estimates are used for, but not limited to, the allocation of purchase price to tangible and intangible assets and liabilities, the evaluation of asset impairments, insurance reserves, depreciation and amortization, allowance for doubtful accounts, and other contingencies. Actual results could differ from those estimates and assumptions.
Investment in Real Estate and Related Intangibles
In business combinations, the Company recognizes all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value. In addition, the Company is required to expense acquisition-related costs as incurred, value noncontrolling interests at fair value at the acquisition date and expense restructuring costs associated with an acquired business.

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)
2. Summary of Significant Accounting Policies (continued)
The Company allocates the purchase price of properties to net tangible and identified intangible assets acquired based on their fair values. In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property, own internal analysis of recently acquired and existing comparable properties in our portfolio and other market data. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair value of the tangible and intangible assets acquired.
Identified net tangible and finite lived intangible assets are amortized over their estimated useful lives or contractual lives, which are as follows:

Asset Categories	Estimated Useful Life (In Years)

Building and building improvements	15 - 40
Land improvements	15
Equipment	3 - 10
Resident lease and other intangibles	3 - 40

Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Renovations and upgrades that improve and/or extend the life of the assets are capitalized and depreciated over their estimated useful lives. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets held for use is assessed by a comparison of the carrying amount of the asset to the estimated future undiscounted net cash flows expected to be generated by the asset. If estimated future undiscounted net cash flows are less than the carrying amount of the asset, then the fair value of the asset is estimated. The impairment expense is determined by comparing the carrying value of the asset to its estimated fair value, with any excess carrying value recognized as an expense in the current period.

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

2. Summary of Significant Accounting Policies (continued)
During the years ended December 31, 2012, 2011, and 2010, the Company evaluated all long-lived assets using an undiscounted cash flow approach and determined that the undiscounted cash flows exceeded the carrying value of the assets for all Communities. As a result, no impairment charges were recorded on the Company’s long-lived assets during the years ended December 31, 2012, 2011, and 2010. The cash flow projections are based on a number of estimates and assumptions, such as revenue and expense growth rates, capitalization rates and hold periods. Such assumptions are classified as Level 3 inputs in the valuation hierarchy.
Property sales or dispositions are recorded when title transfers to unrelated third parties, contingencies have been removed and sufficient cash consideration has been received by the Company. Upon disposition, the related costs and accumulated depreciation are removed from the respective accounts and any gain or loss on sale is recognized.
Cash and Cash Equivalents
Cash and cash equivalents consist of cash and highly liquid short-term investments with original maturities of three months or less from the date of purchase.
Harvest uses a centralized approach to cash management. All cash generated by the Communities is transferred to Harvest and Harvest funds operating and investing activities for the Communities as needed. Cash transfers from the 25 Communities to Harvest are treated as distributions in the accompanying combined financial statements.
Cash and Escrow Deposits - Restricted
Cash and escrow deposits - restricted consist principally of deposits required by the lender pursuant to the applicable debt agreement to fund future property expenditures, and certain resident security deposits held in trusts. A summary is as follows:

	December 31
	2012	2011

Property tax and other lender-required reserves	$2,117	$2,159
Tenant/resident security deposits	288	398
Total cash and escrow deposits-restricted	$2,405	$2,557

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

2. Summary of Significant Accounting Policies (continued)
Allowance for Doubtful Accounts
Allowance for doubtful accounts are recorded by management based upon the Company’s historical write-off experience, analysis of accounts receivable aging, and historic resident payment trends.
Management reviews material past due balances on a monthly basis. Account balances are charged off against the allowance when management determines it is probable that the receivable will not be recovered. Allowance for doubtful accounts was $1,571 and $215 at December 31, 2012 and 2011, respectively.
Deferred Loan Costs
Deferred loan costs include direct costs to obtain financing. Such costs are deferred and amortized using the straight-line method, which approximates the level-yield method, over the terms of the underlying debt agreements.
Revenue Recognition
Resident fee revenue is recorded as it becomes due as provided for in the residents’ lease agreements. Residents’ agreements are generally for a term of 30 days with resident fees due monthly in advance.
Certain communities have residency agreements that require the resident to pay an upfront fee prior to occupying the community. Community fees are non-refundable after a stated period (typically 90 days) and are initially recorded as deferred revenue and recognized on a straight-line basis as part of resident fee revenue over an estimated three-year average stay of the residents in the communities. Deferred revenue totaled $1,435 and $828 at December 31, 2012 and 2011, respectively.
Certain residency agreements provide for free rent or incentives for a stated period of time. Incentives are initially recorded in other assets and recognized on a straight-line basis as a reduction of resident fee revenue over an estimated three-year average stay of the residents in the communities.

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

2. Summary of Significant Accounting Policies (continued)
Income Taxes
All Communities within the combined portfolio are operated as limited partnerships or limited liability companies; thus, all federal and, substantially, all state income taxes are recorded by the owners. Accordingly, the Company does not provide for or record a provision for federal income taxes. Certain state and local jurisdictions may impose an income tax on the Company.
Advertising Costs
The Company expenses advertising costs as incurred. Advertising costs were $847, $629, and $343 for the years ended December 31, 2012, 2011, and 2010, respectively, and are included in facility operating expenses in the combined statements of operations.
Fair Value of Financial Instruments
Cash and cash equivalents and cash and escrow deposits - restricted are reflected in the accompanying combined balance sheets at amounts considered by management to reasonably approximate fair value. Management estimates the fair value of its long-term debt using a discounted cash flow analysis based upon the Company’s current borrowing rate for debt with similar maturities and collateral securing the indebtedness. The Company had outstanding debt with a carrying value of $350.2 million as of December 31, 2012 and 2011, respectively (see Note 5). As of December 31, 2012 and 2011, the carrying value of debt approximated the fair value, based upon a Level 3 valuation.
The Company follows the provisions of Accounting Standards Codification (ASC) 820, Fair Value Measurement, when valuing its financial instruments. The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market-priced assumptions in fair value measurements, the statement establishes a fair value hierarchy that distinguishes between market-participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Level 1 and Level 2 of the hierarchy) and the reporting entity’s own assumptions about market-participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

2. Summary of Significant Accounting Policies (continued)
Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity.
In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level of input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
3. Resident Lease and Other Intangibles, Net
At December 31, 2012 and 2011, resident lease and other intangibles, net were as follows:

Resident Lease and Other Intangibles, Net

Balance at January 1, 2011	$6,782
Amortization	(188)
Balance at December 31, 2011	6,594
Amortization	(188)
Balance at December 31, 2012	$6,406

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

3. Resident Lease and Other Intangibles, Net (continued)
Future amortization expense related to the resident lease and other intangibles over the next five years and thereafter, is as follows:

Estimated Amortization of Resident Lease and Other Intangibles, Net
Years:
2,013	$188
2,014	188
2,015	188
2,016	188
2,017	188
Thereafter	5,466
Total	$6,406

4. Other Balance Sheet Data
Prepaid expenses and other assets, net consisted of the following as of December 31, 2012 and 2011:

	2012	2011

Deferred rent incentives, net	$3,635	$4,021
Other assets	372	369
Total	$4,007	$4,390

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

4. Other Balance Sheet Data (continued)
Accounts payable and accrued expenses consisted of the following as of December 31, 2012 and 2011:

	2012	2011

Trade and accrued payables	$1,326	$1,368
Salaries and benefits	1,092	1,001
Property taxes	510	731
Insurance reserves	1,444	1,378
Other	96	110
Total	$4,468	$4,588

5. Mortgage Notes Payable
Mortgage notes payable consisted of the following as of December 31, 2012 and 2011:

Mortgage Notes Payable	2012	2011
Loan Pool due March 2014; interest rate of 5.64%; payable interest only until maturity; secured by twenty-five facilities (1)	$350,219	$350,219

(1)
As of December 31, 2012 and 2011, Harvest was the debtor on a pooled mortgage note agreement totaling $1,612,861 and $1,771,094, respectively, collateralized by certain Harvest owned facilities including the Communities. The mortgage note payable allocated to the Communities and included in the combined financial statements was the portion of the pooled mortgage note where the underlying property owning entities for the Communities were the primary obligors.

In September 2013, Harvest paid off a portion of the above pooled mortgage note and as a result, the remaining obligation was reallocated to the remaining Harvest facilities which decreased the mortgage note payable on the Communities by $24,797.
In connection with the sale of the Communities (see Note 9) Harvest repaid an additional portion of the pooled loan discussed above which resulted in full satisfaction of the mortgage note payable outstanding specific to the Communities and the Communities were released as collateral for the remaining Harvest outstanding pooled mortgage note payable.

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

5. Mortgage Notes Payable (continued)
The Company remains in compliance with all of its mortgage note payable and lease agreements (including the financial covenants contained therein).
6. Insurance
Harvest obtains various insurance coverages from commercial carriers at stated amounts as defined in the applicable policies. Losses related to deductible amounts are accrued based on management’s estimate of expected losses plus incurred but not reported claims. As of December 31, 2012 and 2011, the Company accrued $1,444 and $1,378, respectively, for the expected future payment of deductible amounts specific to the NHI Portfolio, which is included in accounts payable and accrued expense in the accompanying combined balance sheets.
7. Management Fees
Harvest charges the Communities a management fee equal to 3.5% of resident fees revenue covering employee and other overhead costs attributable to managing the Communities. Such fee is presented as property management fee expense in the accompanying combined statements of operations.
8. Commitments and Contingencies
In the normal course of business, the Company is involved in legal actions arising from the ownership and operation of the business. In management’s opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a material adverse effect on the combined financial position, operations or liquidity of the Company.
9. Subsequent Events
The Company has evaluated its subsequent events through February 27, 2014, the date the Company’s combined financial statements were available for issuance.

NHI Portfolio
Notes to Combined Financial Statements (continued)
(In Thousands)

9. Subsequent Events (continued)
On December 23, 2013, NHI acquired the Communities from Harvest for a purchase price totaling $491,000. In conjunction with the sale, Harvest paid down debt of $325,422 with proceeds from the sale. The Communities were subsequently leased to subsidiaries of Holiday AL Holdings LP (the Partnership), a wholly owned subsidiary of Holiday Acquisition. The Partnership will operate the Communities pursuant to 17-year leases. The minimum lease payments are initially $31,915, and such amount is subject to certain defined increases throughout the lease terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.
	By:	_/s/Roger R. Hopkins
	Name:	Roger R. Hopkins
	Title:	Principal Financial Officer
Date: March 3, 2014

Exhibit Index

Number	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Auditors.